SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 29, 2016.

For Certain MFS® Funds

Effective February 17, 2017, the sub-section entitled "Linking Accounts For LOI and ROA" under the sub-heading "Sales Charges and Waivers or Reductions" under the main heading "Description of Share Classes" is restated in its entirety as follows:
•
Linking Accounts For LOI and ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA are:
o	Individual accounts;
o	Joint accounts;
o	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;
o	MFS 529 College Savings Plan accounts;
o	Certain single-participant retirement plan accounts;
o	Certain Individual Retirement Accounts;
o	Uniform Gifts/Transfers to Minor Acts accounts; and
o	Accounts held in the name of your financial intermediary on your behalf.
It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. You should provide your financial intermediary (or MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of an LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. Your financial intermediary is responsible for taking into account this information about accounts eligible to be combined when transmitting your purchase order to the fund.

1026786                              1 RETAIL-MULTI-SUP-II-122916